Exhibit 10.22.2

SECOND AMENDMENT TO LEASE AGREEMENT

DATED AS OF FEBRUARY 22, 2016

BY AND BETWEEN

ESA UD PROPERTIES L.L.C.

AS LANDLORD

AND

ESA 2007 OPERATING LESSEE INC.

AS TENANT

SECOND AMENDMENT TO LEASE AGREEMENT

THIS SECOND AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is entered into as of February 22, 2016, by and between ESA UD PROPERTIES L.L.C., a Delaware limited liability company (“Landlord”), and ESA 2007 OPERATING LESSEE INC., a Delaware corporation (“Tenant”).

WITNESSETH

WHEREAS, Landlord and Tenant are parties to that certain Lease Agreement dated as of October 8, 2010 as amended by that certain First Amendment to Lease Agreement dated as of November 11, 2013 (collectively, as so amended, the “Original Lease Agreement”), pursuant to which Landlord has agreed to lease the Leased Property (as defined in the Original Lease Agreement) to Tenant and Tenant has agreed to lease the Leased Property from Landlord, all subject to and upon the terms and conditions set forth in the Original Lease Agreement;

WHEREAS, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Original Lease Agreement;

WHEREAS, the Provisions Relating to Percentage Rent attached as Exhibit C to the Original Lease Agreement contains certain errors that Landlord and Tenant desire to correct; and

WHEREAS, in order to effectuate the foregoing changes, Landlord and Tenant wish to further amend and modify the Original Lease Agreement as hereinafter set forth.

NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows.

1. Amendments. Effective as of the date of this Amendment:

(a) Exhibit C of the Original Lease Agreement is hereby deleted in its entirety, and Annex A attached hereto is hereby incorporated in, made a part of and attached to the Original Lease Agreement as a new “Exhibit C”.

2. Ratification. All provisions of the Original Lease Agreement, as hereby amended, are hereby ratified and declared to be in full force and effect. All references in the Original Lease Agreement to the “Agreement”, “herein”, “hereunder” or terms of similar import shall be deemed to refer to the Original Lease Agreement, as amended by this Amendment.

3. Applicable Law. This Amendment shall be construed under, and governed in accordance with, the laws of the State of New York; provided, that the provisions for the enforcement of Landlord’s rights and remedies under the Original Lease Agreement, as modified by this Amendment, shall be governed by the laws of each of the respective states where the Leased Property is located to the extent necessary for the validity and enforcement thereof.

4. Successors Bound. This Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their respect successors and assigns.

5. Counterparts; Headings. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but which, when taken together, shall constitute but one instrument and shall be effective as of the date hereof when copies hereof, which, when taken together, bear the signatures of each of the parties hereto, shall have been signed. Headings in this Amendment are for purposes of reference only and shall not limit or affect the meaning of the provisions hereof.

6. Incorporation of Recitals. The recitals set forth in the preamble of this Amendment are hereby incorporated into this Amendment as if fully set forth herein.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date above first written.

LANDLORD

ESA UD PROPERTIES L.L.C.

By:	/s/ John R. Dent
Name:	John R. Dent
Title:	Vice President and Secretary

TENANT

ESA 2007 OPERATING LESSEE INC.

By:	/s/ John R. Dent
Name:	John R. Dent
Title:	Vice President and Secretary

SECOND AMENDMENT TO OPERATING LEASE (UD)

ANNEX A

EXHIBIT C

PROVISIONS RELATING TO PERCENTAGE RENT

Percentage Rent for any Fiscal Year shall equal the sum of:

(a) the product of (i) all Gross Revenues for such Fiscal Year in excess of the Tier 1 Threshold but less than or equal to the Tier 2 Threshold and (ii) the Tier 1 Percentage; plus

(b) the product of (i) all Gross Revenues for such Fiscal Year in excess of the Tier 2 Threshold but less than or equal to the Tier 3 Threshold and (ii) the Tier 2 Percentage; plus

(c) the product of (i) all Gross Revenues for such Fiscal Year in excess of the Tier 3 Threshold and (ii) the Tier 3 Percentage.

“Tier 1 Percentage” means forty percent (40%).

“Tier 1 Threshold” means $1,900,000.00, increasing at a rate of three percent (3%) per annum compounded annually for each Fiscal Year.

“Tier 2 Percentage” means fifty-seven percent (57%).

“Tier 2 Threshold” means $2,220,000.00, increasing at a rate of three percent (3%) per annum compounded annually for each Fiscal Year.

“Tier 3 Percentage” means seventy-five percent (75%).

“Tier 3 Threshold” means $2,600,000.00, increasing at a rate of three percent (3%) per annum compounded annually for each Fiscal Year.

“Thresholds” means each of the Tier 1 Threshold, the Tier 2 Threshold, and the Tier 3 Threshold.